SECOND AMENDMENT TO CREDIT AGREEMENT AND
WAIVER

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of November 5, 2004, is entered into by and among OHI ASSET, LLC, a Delaware limited liability company, OHI ASSET (ID), LLC, a Delaware limited liability company, OHI ASSET (LA), LLC, a Delaware limited liability company, OHI ASSET (TX), LLC, a Delaware limited liability company, OHI ASSET (CA), LLC, a Delaware limited liability company, DELTA INVESTORS I, LLC, a Maryland limited liability company, DELTA INVESTORS II, LLC, a Maryland limited liability company (each of the foregoing entities shall be hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the lenders identified on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent, are party to that certain Credit Agreement dated as of March 22, 2004 as amended by that certain First Amendment and Assignment Agreement dated as of June 18, 2004 ("Amendment No. 1" and collectively, the "Existing Credit Agreement").

WHEREAS, the Borrowers have requested to amend the Existing Credit Agreement to allow for the future increase of the Aggregate Revolving Committed Amount from $175,000,000 to $300,000,000 and to amend certain other provisions of the Existing Credit Agreement and the Lenders have agreed to amend the Existing Credit Agreement in accordance with such request and as provided herein;

WHEREAS, the Borrowers acknowledge that although contemplated by the Existing Credit Agreement, each Borrowers’ guaranty of the Senior Notes constitutes Indebtedness which is not currently permitted by Section 7.02 of the Existing Credit Agreement thereby causing an Event of Default under Section 8.01(b)(ii) (the "Existing Default");

WHEREAS, the Borrowers have requested that the Required Lenders waive such Existing Default;

WHEREAS, the Required Lenders are willing to waive the Existing Default and amend the Existing Credit Agreement subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

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PART I
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

"Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

"Amendment No. 2 Effective Date" is defined in Part IV.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1 Amendments to Section 1.1.

(a)    The definition of "Note Issuance" set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

"Note Issuance" means the Senior Notes due 2014 of the Parent, issued pursuant to the terms and conditions of the Note Documents.

(b)    Clause (c) of the definition of "Special Charges" set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

"(c) non-cash charges related to preferred stock redemptions and non-cash compensation expenses relating to restricted stock awards, stock options or similar equity based compensation awards;"

SUBPART 2.2    Amendments to Section 2.01(d). Clause (d) of Section 2.01 of the Existing Credit Agreement which had been deleted in its entirety by Amendment No. 1 is hereby reinserted to read as follows:

(d)    Increase in Revolving Commitments. Subject to the terms and conditions set forth herein, the Borrower Representative may, at any time during the period commencing as of the Closing Date and ending as of the date three (3) years following the Amendment No. 2 Effective Date, upon written notice to the Administrative Agent, cause an increase in the Aggregate Revolving Committed Amount by up to ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000) (to an aggregate amount not more than THREE HUNDRED MILLION DOLLARS ($300,000,000)); provided that such increase shall be conditioned and effective upon the satisfaction of the following conditions:

(i)    the Borrowers shall obtain (whether through the Arranger or otherwise) commitments for the amount of the increase from existing Lenders or other commercial banks or financial institutions reasonably acceptable to the Administrative Agent, which other commercial banks and financial institutions shall join in this Credit Agreement as Lenders by a Lender Joinder Agreement substantially in the form of Exhibit F attached hereto or other arrangement reasonably acceptable to the Administrative Agent (it being understood that in no case shall any Lender be required to increase its Revolving Commitment without its written consent);

(ii)    any such increase shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount, if less);

(iii)    if any Revolving Loans are outstanding at the time of any such increase, the Borrowers shall make such payments and adjustments on the Revolving Loans (including payment of any break-funding amounts owing under Section 3.05) as may be necessary to give effect to the revised commitment percentages and commitment amounts;

(iv)    the Borrowers shall pay to the Administrative Agent and the Arranger all fees required under the Administrative Agent’s Fee Letter due in connection with the syndication of the increase in the Revolving Committed Amount;

(v)    the Borrowers shall have executed any new or amended and restated Notes (to the extent requested by the Lenders) to reflect the revised commitment amounts; and

(vi)    the conditions to the making of a Revolving Loan set forth in Section 4.02 shall be satisfied.

In connection with any such increase in the Revolving Commitments, Schedule 2.01 shall be revised to reflect the modified commitments and commitment percentages of the Lenders, and the Borrowers shall provide supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Lenders in connection therewith. The Borrower Representative shall not be permitted to cause more than four (4) increases in the Aggregate Revolving Committed Amount following the Amendment No. 2 Effective Date.
SUBPART 2.3    Amendments to Section 6.12(d). Clause (d) of Section 6.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(d)    Distribution Limitation. The Borrowers shall cause the cash distributions to the Parent’s shareholders made or declared by the Parent during the four (4) fiscal quarter period ending on such date to be equal to or less than ninety-five percent (95%) of Funds From Operations for such four (4) fiscal quarter period (or such greater amount as is required for the Parent to maintain REIT status).

SUBPART 2.4    Amendments to Section 7.02. A new clause (d) shall be added to Section 7.02 of the Existing Credit Agreement which shall read as follows:

(d)    Indebtedness of the Borrowers arising solely from unsecured guarantees of Indebtedness of the Parent pursuant to any public or private debt offering (including, without limitation the Note Issuance and any additional senior or subordinated note issuance, convertible debentures, or similar public or private issuance, but specifically excluding any bank credit facility or similar debt facility).

SUBPART 2.5    Amendments to Section 7.08. Clause (a) of Section 7.08 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(a)    [Intentionally Omitted].

PART III
WAIVER

Subject to the other terms and conditions of this Amendment, the Required Lenders hereby waive the Existing Default. Except for the waiver contained herein, this Amendment does not modify or effect the obligations of any Credit Party to comply fully with all terms, conditions and covenants contained in the Credit Documents. This waiver is limited solely to the Existing Default as of the date hereof, and nothing contained in this Amendment shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

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PART IV
CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.1 Amendment Effective Date. This Amendment shall be and become effective as of the date on which all of the conditions set forth in this Part IV shall have been satisfied or waived by the Required Lenders and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 2."

(a)    Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of (i) the Borrowers, (ii) the Required Lenders (as determined prior to giving effect to this Amendment) and (iii) the Administrative Agent.

(b)    Execution of Guarantor Consent. The Administrative Agent shall have received an acknowledgement and consent from each of the Guarantors.

(c)    Resolutions. Copies of resolutions of each of the Borrowers and each of the Guarantors approving and adopting the Amendment, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary, assistant secretary or general partner of each such Borrower and each such Guarantor to be true and correct and in force and effect as of the Second Amendment Effective Date.

(d)    Opinion of Counsel. The Administrative Agent shall have received a legal opinion of (i) LeBoeuf, Lamb, Greene & MacRae, LLP, special New York counsel for the Credit Parties; and (ii) Shapiro Sher Guinot & Sandler, special Maryland counsel for the Credit Parties, each in form and substance reasonably satisfactory to the Administrative Agent.

(e)    Joinder of Texas Lessor-Stonegate, LP. The Administrative Agent shall have received (i) a fully executed Borrower Joinder Agreement with respect to Texas Lessor-Stonegate, LP Agreement and (ii) such other documentation as required by Section 6.15 of the Existing Credit Agreement, each in form and substance reasonably satisfactory to the Administrative Agent.

(f)    Other Items. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

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PART V
MISCELLANEOUS

SUBPART 5.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 5.2 Representations and Warranties. Each Borrower hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 5.3 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 5.4 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 5.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.6 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to Credit Agreement and Waiver to be duly executed and delivered as of the date first above written.

BORROWERS:                OHI ASSET, LLC
OHI ASSET (ID), LLC
OHI ASSET (LA), LLC
OHI ASSET (TX), LLC
OHI ASSET (CA), LLC
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC

By:    Omega Healthcare Investors, Inc.,
the Sole Member of each such company

By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth
Title:   Chief Operating Officer

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent

By: /S/ CAYCE MCCAIN
Name: CAYCE MCCAIN
Title: ASSISTANT VICE PRESIDENT

LENDERS:    BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender

By: /S/KEVIN R. WIGLEY
Name: KEVIN R. WIGLEY
Title: SENIOR VICE PRESIDENT

UBS LOAN FINANCE LLC,
as a Lender

By: /S/ WILFRED V. SAINT
Name: WILFRED V. SAINT
Title: DIRECTOR, BANING PRODUCTS     SERVICES, US

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /S/ DIANE ROLFE
Name: DIANE ROLFE
Title: VICE PRESIDENT

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By: /S/ JEFF ERHARDT
Name: JEFF ERHARDT
Title: AUTHORIZED SIGNATORY

MERRILL LYNCH CAPITAL,
A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.,
as a Lender

By: /S/ BRETT ROBINSON
Name: BRETT ROBINSON
Title: VICE PRESIDENT

BANK ONE, N.A.,
as a Lender

By: /S/ KATHLEEN W. BOZEK
Name: KATHLEEN W. BOZEK
Title: ASSISTANT VICE PRESIDENT

LASALLE BANK, N.A.
as a Lender

By: /S/ GERALDINE M. RUDIG
Name: GERALDINE M. RUDIG
Title: FIRST VICE PRESIDENT

THE PROVIDENT BANK,
as a Lender

By: /S/ STEVEN J. BLOOMER
Name: STEVEN J. BLOOMER
Title: VICE PRESIDENT

CONSENT OF GUARANTORS

Each of the undersigned Guarantors, as a guarantor under the Guaranty, dated as of March 22, 2004, as amended (the "Guaranty"), hereby acknowledges and consents to the terms of the Second Amendment to Credit Agreement and Waiver (the "Amendment") to which this Consent of Guarantors is attached, and agrees that the Amendment does not operate to reduce or discharge such Guarantor’s obligations under the Guaranty or the other Credit Documents. Each Guarantor further confirms that the Guaranty remains in full force and effect after giving effect thereto and represents and warrants that there is no defense, counterclaim or offset of any type or nature under the Guaranty.

Dated as of November 5, 2004

PARENT:	OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation
By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth
Title: Chief Operating Officer
SUBSIDIARY GUARANTORS:	ARIZONA LESSOR - INFINIA,ÎINC.
BAYSIDE ALABAMA HEALTHCARE SECOND,ÎINC.
BAYSIDE ARIZONA HEALTHCARE ASSOCIATES,ÎINC.
BAYSIDE ARIZONA HEALTHCARE SECOND,ÎINC.
BAYSIDE COLORADO HEALTHCARE ASSOCIATES,ÎINC.
BAYSIDE COLORADO HEALTHCARE SECOND,ÎINC.
BAYSIDE INDIANA HEALTHCARE ASSOCIATES,ÎINC.
BAYSIDE STREET II,ÎINC.
BAYSIDE STREET,ÎINC.
CARE HOLDINGS,ÎINC.
CENTER HEALTHCARE ASSOCIATES,ÎINC.
CHERRY STREET - SKILLED NURSING,ÎINC.
COLORADO LESSOR - CONIFER,ÎINC.
DALLAS - SKILLED NURSING,ÎINC.
FLORIDA LESSOR - CRYSTAL SPRINGS,ÎINC.
FLORIDA LESSOR - EMERALD,ÎINC.
FLORIDA LESSOR - FIVE FACILITIES,ÎINC.
FLORIDA LESSOR - LAKELAND,ÎINC.
FLORIDA LESSOR - MEADOWVIEW,ÎINC.
FLORIDA LESSOR - WEST PALM BEACH AND SOUTHPOINT,ÎINC.
GEORGIA LESSOR - BONTERRA/ PARKVIEW,ÎINC.
HERITAGE TEXARKANA HEALTHCARE ASSOCIATES,ÎINC.
INDIANA LESSOR - JEFFERSONVILLE,ÎINC.
INDIANA LESSOR - WELLINGTON MANOR,ÎINC.
JEFFERSON CLARK,ÎINC.
LAKE PARK SKILLED NURSING,ÎINC.
LONG TERM CARE - MICHIGAN,ÎINC.
LONG TERM CARE - NORTH CAROLINA,ÎINC.
LONG TERM CARE ASSOCIATES - ILLINOIS,ÎINC.
LONG TERM CARE ASSOCIATES - INDIANA,ÎINC.
LONG TERM CARE ASSOCIATES - TEXAS,ÎINC.
OHI (CLEMMONS),ÎINC.
OHI (CONNECTICUT),ÎINC.
OHI (FLORIDA),ÎINC.
OHI (GREENSBORO),ÎINC.
OHI (ILLINOIS),ÎINC.
OHI (INDIANA),ÎINC.
OHI (IOWA),ÎINC.
OHI (KANSAS),ÎINC.
OHIO LESSOR - WATERFORD & CRESTWOOD,ÎINC.
OHI OF KENTUCKY,ÎINC.
OHI OF TEXAS,ÎINC.
OHI SUNSHINE,ÎINC.
OHIMA,ÎINC.
OMEGA (KANSAS),ÎINC.
OMEGA TRS I,ÎINC.
OS LEASING COMPANY
PARKVIEW - SKILLED NURSING,ÎINC.
PINE TEXARKANA HEALTHCARE ASSOCIATES,ÎINC.
REUNION TEXARKANA HEALTHCARE ASSOCIATES,ÎINC.
SAN AUGUSTINE HEALTHCARE ASSOCIATES,ÎINC.
SKILLED NURSING - GASTON,ÎINC.
SKILLED NURSING - HERRIN,ÎINC.
SKILLED NURSING - HICKSVILLE,ÎINC.
SKILLED NURSING - PARIS,ÎINC.
SOUTH ATHENS HEALTHCARE ASSOCIATES,ÎINC.
STERLING ACQUISITION CORP.
STERLING ACQUISITION CORP. II
TEXAS LESSOR - TREEMONT,ÎINC.
WASHINGTON LESSOR - SILVERDALE,ÎINC.
WAXAHACHIE HEALTHCARE ASSOCIATES,ÎINC.
WEST ATHENS HEALTHCARE ASSOCIATES,ÎINC.

By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth
Title: Chief Operating Officer
OHI ASSET (FL), LLC
OHI ASSET (IN), LLC
OHI ASSET (MI/NC), LLC
OHI ASSET (MO), LLC
OHI ASSET (OH), LLC
OHI ASSET II (CA), LLC OHI ASSET (FL) TARPON SPRINGS, PINELLAS PARK & GAINESVILLE, LLC NRS VENTURES, LLC
By: Omega Healthcare Investors, Inc., as the Sole Member of each of the companies
By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth
Title: Chief Operating Officer
TEXAS LESSOR - STONEGATE, LP
By: TEXAS LESSOR - STONEGATE GP,ÎInc., its General Partner
By: /S/ DANIEL J. BOOTH
Name: Daniel J. Booth
Title: Chief Operating Officer